SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
                                (Amendment No. )



Filed by the Registrant                                 __X__
Filed by a Party other than the Registrant              _____


Check the appropriate box:


_____  Preliminary Proxy Statement

_____ Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)

__X__  Definitive Proxy Statement

_____  Definitive Additional materials

_____  Soliciting Material Pursuant to ss.240.14a-l l(c) or ss.240.14a-12


                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



Payment of Filing Fee (Check the appropriate box):

__X__  No fee required.

_____  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

_____  Fee paid previously with preliminary materials.

[front cover]

                        [american century logo (reg.sm)]
                                    American
                                    Century

                                PROXY STATEMENT

                   AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

                                OCTOBER 27, 1999

                      IMPORTANT VOTING INFORMATION INSIDE!


Table of Contents

LETTER FROM THE PRESIDENT .................................................    1

PROXY STATEMENT SUMMARY ...................................................    2

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS .................................    4

DETAILED DISCUSSION OF PROXY ISSUES .......................................    5

SHARE OWNERSHIP ...........................................................    7

PROPOSAL 1: APPROVAL OF NEW SUBADVISORY AGREEMENT
WITH J.P. MORGAN INVESTMENT MANAGEMENT INC ................................    8

PROPOSAL 2: APPROVAL OF AMENDMENT TO MANAGEMENT AGREEMENT
WITH AMERICAN CENTURY INVESTMENT MANAGEMENT, INC ..........................   12

OTHER MATTERS .............................................................   14

APPENDIX I: PROPOSED NEW SUBADVISORY AGREEMENT ............................   15

APPENDIX II: PROPOSED AMENDMENT TO MANAGEMENT AGREEMENT ...................   27


Table of Contents                                 American Century Investments


Letter From The President

American Century Investment Management, Inc.
4500 Main Street
Kansas City, Missouri 64111


October 27, 1999

   Dear American Century Shareholder,

   I am writing to inform you of the upcoming Special Meeting of the shareholders of the American Century Real Estate Fund. At this meeting, you are being asked to vote on important proposals affecting your fund. The Board of Directors of your fund unanimously believes that these proposals are in the fund's and your best interest.

   I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND SIGN AND RETURN THE PROXY CARD TODAY.

   The Board of Directors of your fund has unanimously approved these proposals and recommends a vote "FOR" each proposal. If you have any questions regarding the issues to be voted on or need assistance completing your proxy card, please contact us at 1-800-345-2021 or 816-531-5575 weekdays from 7 a.m. to 7 p.m., and Saturdays 9 a.m. to 2 p.m. Central time.

   I appreciate you taking the time to consider these important proposals. Thank you for investing with American Century and for your continued support.

                                       Sincerely,

                                       [signature of Robert C. Puff]
                                       Robert C. Puff, Jr.
                                       President and
                                       Chief Investment Officer


Proxy Statement                                   Letter from the President  1


Proxy Statement Summary

   The following Q&A is a brief summary of the proposals to be considered at the Special Meeting. The information below is qualified in its entirety by more detailed information contained elsewhere in this proxy statement. Please read all the enclosed proxy materials before voting.

When will the Special Meeting be held? Who is eligible to vote?

   The meeting will be held on Friday, December 17, 1999, at 10 a.m. Central time at American Century's offices at 4500 Main Street, Kansas City, Missouri. This will be a business meeting only. There will be no presentations about the fund. The record date for the meeting is the close of business October 22, 1999. Only shareholders who own shares on the record date are entitled to vote at the meeting.

Why is the fund having a special meeting?

   Because the existing subadvisor for the fund, RREEF America L.L.C., has indicated its intent to resign as Subadvisor effective December 31, 1999, the Board of Directors has approved J.P. Morgan Investment Management Inc. ("JPMIM") as the new subadvisor for the fund. In addition, the Advisor has proposed, and the Board of Directors has approved, a reduction in the fund's management fee schedule. Therefore, it is necessary to have a meeting of shareholders to approve a new Subadvisory Agreement with JPMIM and an amendment to the Management Agreement.

How do the directors recommend that I vote on these proposals?

   The Directors unanimously recommend that you vote "FOR" the proposals.

What changes are being proposed to the subadvisory agreement?

   Other than substituting JPMIM as the subadvisor, the proposed New Subadvisory Agreement has no material differences from the Old Subadvisory Agreement. The proposed New Subadvisory Agreement does not change the services to be provided to the fund.

   A full discussion of the proposal to approve the New Subadvisory Agreement begins on page 8.

What changes are being proposed to the Management Agreement?

   American Century has proposed, and the Board of Directors has approved, a breakpoint in the management fee. The fee will remain the same for the first $100 million in assets but will be lowered by 0.05% for all assets above $100 million. There are no other changes to the Management Agreement.

    A full discussion of the proposal to amend the Management Agreement begins on page 12.


2  Proxy Statement Summary                         American Century Investments


When will the New Subadvisory Agreement and the amendment to the management agreement take effect if they are approved?

   If approved, the proposed New Subadvisory Agreement and the Amendment to the Management Agreement both will be effective on January 1, 2000.

Who is asking for my vote?

   Your Board of Directors is asking you to sign and return the enclosed proxy so your votes can be cast at the Special Meeting. In the event the meeting is adjourned, these proxies also would be voted at the reconvened meeting.

How do I vote my shares?

   We've made it easy for you. You can vote online, by mail or by fax. To vote online, just visit https://vote.proxy-direct.com (you will need the control number that appears on the right hand side of your proxy card). To vote by mail, sign and send us the enclosed proxy voting card in the envelope provided. To vote by fax, sign the proxy voting card and fax both sides of the card to 1-888-796-9932. Or, you can vote in person at the Special Meeting on December 17, 1999.

If I send my proxy in now, can I change my vote later?

   A proxy can be revoked at any time by writing to us, by sending us another proxy, or by attending the meeting and voting in person. Even if you plan to attend the meeting and vote in person, we ask that you return the enclosed proxy. Doing so will help us ensure that an adequate number of shares are present at the meeting.

   If you have any questions regarding the proxy statement or need assistance in voting your shares, please call us at 1-800-345-2021 or 816-531-5575 weekdays from 7 a.m. to 7 p.m., and Saturdays 9 a.m. to 2 p.m. Central time.


Proxy Statement                                     Proxy Statement Summary  3


                           Notice Of Special Meeting
                                Of Shareholders

                        TO BE HELD ON DECEMBER 17, 1999

                          American Century Investments
                                4500 Main Street
                                P.O. Box 419200
                        Kansas City, Missouri 64141-6200
                                 1-800-345-2021
                                  816-531-5575

   NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders of the American Century Real Estate Fund (the "fund"), a series of American Century Capital Portfolios, Inc., a Maryland corporation (the "company"), will be held at the company's offices at 4500 Main Street, Kansas City, Missouri, on Friday, December 17, 1999, at 10 a.m. Central time, for the following purposes:

   1. To approve a New Subadvisory Agreement with J.P. Morgan Investment Management Inc.;

   2. To approve an amendment to the Management Agreement with American Century Investment Management, Inc. to reduce the management fee schedule; and

   3. To transact such other business as may properly come before the meeting or any adjournment thereof.

   This is a Notice and proxy statement for the fund. Please complete, sign and return the enclosed proxy.

   Shareholders of record as of the close of business on October 22, 1999, are the only persons entitled to notice of and to vote at the meeting and any adjournments thereof. Your attention is directed to the attached proxy statement.

   We urge you to mark, sign, date and mail the enclosed proxy in the postage-paid envelope provided so you will be represented at the meeting.


   THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE "FOR" THE PROPOSALS.


   October 27, 1999          BY ORDER OF THE BOARD OF DIRECTORS

                             Charles A. Etherington
                             Vice President


4  Notice of Special Meeting of Shareholders      American Century Investments


Detailed Discussion
Of Proxy Issues

October 27, 1999

   The enclosed proxy is solicited by the Board of Directors of American Century Capital Portfolios, Inc. in connection with a Special Meeting of shareholders of the American Century Real Estate Fund. The Special Meeting will be held Friday, December 17, 1999, at American Century's offices at 4500 Main Street, Kansas City, Missouri, at 10 a.m. Central time, and any adjournments thereof. In this proxy statement, the investment company will be referred to as the "company." The series of capital stock of the company for which the special meeting is called, the American Century Real Estate Fund, will be referred to as the "fund."

   The costs of soliciting proxies, including the cost of preparing and mailing the notice of meeting and this proxy statement, will be paid by American Century Investment Management, Inc., the fund's investment manager (referred to in the proxy statement as "ACIM"). This notice of meeting and proxy statement are first being mailed to shareholders around October 27, 1999. Supplemental solicitations for the meeting may be made by or on behalf of ACIM.

   VOTING OF PROXY. If you vote your proxy now, you may revoke it before the meeting by mailing written notice of revocation to the Secretary of the company before the meeting, or personally delivering your revocation to the Secretary any time prior to the taking of the vote at the meeting. Unless revoked, proxies that have been returned by shareholders without instructions will be voted in favor of all proposals. In instances where choices are specified on the proxy, those proxies will be voted as the shareholder has instructed.

   The fund is divided into three classes. All classes of shares of the fund have identical voting rights, except where a proposal affects only one class, only that class gets to vote on it. Only the second proposal, the proposed amendment to the Management Agreement, will be voted upon separately by class. The number of outstanding votes of each class of the fund, as of the close of business on October 15, 1999, is: Investor Class, 102,829,208.97 votes, Institutional Class, 24,784,523.08 votes and Advisor Class, 3,828,494.24 votes. Since the record date is October 22, the total number of votes by class at the meeting will be different.

   Only those shareholders owning shares as of the close of business October 22, 1999, may vote at the meeting or any adjournments thereof. Each share of the fund gets one vote for each dollar of the fund's net asset value the share represents. If we do not receive enough "for" votes by December 17, 1999, to approve the proposals being considered at the meeting, the named proxies may propose adjourning the meeting to allow


Proxy Statement                           Detailed Discussion of Proxy Issues  5


the gathering of more proxy votes. An adjournment requires a vote "for" by a majority of the votes present at the meeting (whether in person or by proxy). The named proxies will vote the "for" votes they have received in favor of the adjournment, and any "against" or "abstain" votes will count as votes against adjournment.

   Abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot vote on a proposal because instructions have not been received from the beneficial owners) will be counted as "present" for purposes of determining whether or not a quorum is present for the meeting. Abstentions and broker non-votes will, however, be considered to be votes against the proposals.

   INVESTMENT MANAGER. American Century Investment Management, Inc. is the fund's investment manager. American Century Services Corporation provides the fund with transfer agency services. Both companies are wholly owned subsidiaries of American Century Companies, Inc. The mailing address for American Century and the fund is P.O. Box 419200, Kansas City, Missouri 64141-6200.

   INVESTMENT SUBADVISOR. RREEF America L.L.C. ("RREEF") is the fund's current Subadvisor. The mailing address of RREEF is 875 N. Michigan Avenue, 41st Floor, Chicago, Illinois 60611. J.P. Morgan Investment Management Inc. ("JPMIM") will be the fund's Subadvisor if the shareholders approve the new subadvisory agreement. The mailing address of JPMIM is 522 Fifth Avenue, New York, New York 10036.

   ANNUAL REPORT. The fund will furnish, without charge, a copy of its most recent annual report and semiannual report upon request. To request these materials, please call American Century at 1-800-345-2021 or 816-531-5575.


6  Detailed Discussion of Proxy Issues            American Century Investments


Share Ownership

   The following table sets forth, as of the close of business on October 15, 1999, the share ownership of those shareholders known by ACIM to own more than 5% of the fund's outstanding shares.

                                                                    Percent of
Title of                                                            Outstanding
Class              Name of Record Owner             Shares Owned      Shares
--------------------------------------------------------------------------------
Investor
Class              Charles Schwab & Co. Inc.           2,743,895      30.97%
                     San Francisco, CA

Institutional
Class              Charles Schwab & Co. Inc.           1,206,430      56.52%
                     San Francisco, CA

                   Lafayette College                     375,367      17.59%
                     Easton, PA

                   Arntz Builders General Partnership    121,155       5.68%
                     Novato, CA

   As of October 15, 1999, the officers and directors of the fund, as a group, own less than 1% of the fund's outstanding shares.


Proxy Statement                                              Share Ownership  7


                                  Proposal 1:
                                Approval Of New
                           Subadvisory Agreement With
                     J.P. Morgan Investment Management Inc.

   RREEF America L.L.C. ("RREEF") has served as the investment subadvisor to the fund since January 27, 1998, pursuant to an investment subadvisory agreement between ACIM and RREEF (the "Old Subadvisory Agreement"). RREEF is a California limited partnership. RREEF and its predecessor entity, RREEF Real Estate Securities Advisers, L.P. ("RESA") served as the fund's investment subadvisor since the fund's inception on June 13, 1997, the date the fund merged with the RREEF Real Estate Securities Fund. RESA served as the investment advisor to the RREEF Real Estate Securities Fund from September 21, 1995, its inception date, until its merger with the fund.

   The Old Subadvisory Agreement provided that RREEF would make investment decisions for the fund. Such decisions would be made in accordance with the fund's investment objectives, policies, restrictions and whatever additional written guidelines it received from ACIM from time to time. In providing those services, RREEF would supervise the fund's investments and conduct a continual program of investment evaluation and, if appropriate, sale and reinvestment of the fund's assets. All investments made by RREEF were subject to approval or ratification by ACIM. For such services, ACIM paid RREEF a monthly fee on the first business day of each month at an annual rate computed at 0.425% of the fund's average daily net assets. For the fiscal year ended March 31, 1999, ACIM paid $601,301.26 to RREEF for its services under the Old Subadvisory Agreement.

   The Old Subadvisory Agreement also provided, in accordance with the Investment Company Act of 1940, as amended (the "Investment Company Act"), that it would terminate automatically in the event of its assignment. In addition, the Old Subadvisory Agreement may be terminated by the fund at any time without payment of any penalty on 60 days' written notice by ACIM, by a majority of Directors of the fund in office at the time, or by vote of a majority of the fund's outstanding votes. The Old Subadvisory Agreement was last approved by shareholders of the fund on March 20, 1998.

   On September 17, 1999, the company and ACIM received a letter from RREEF that stated RREEF's intention to resign as the fund's subadvisor effective as of the close of business on December 31, 1999. The resignation is subject to certain conditions, including the approval by shareholders sought at the Special Meeting. In connection with the tendered resignation, RREEF noted that the proposed new subadvisor, J.P. Morgan Investment Management Inc. ("JPMIM"), has substantial experience in managing portfolios of real estate securities, and that JPMIM's parent company is a


8  Proposal 1                                      American Century Investments


significant minority owner of ACIM. RREEF has determined that its own long-term interests would be best served by resigning as subadvisor to the fund and initiating a new mutual fund with similar objectives, and that its resignation would not be inconsistent with the best interests of the fund's shareholders. RREEF and JPMIM have entered into an arrangement providing for RREEF's resignation and the transfer to JPMIM of the portion of RREEF's books and records related to the management of the fund in exchange for a cash payment from JPMIM.

   The fund's Board of Directors accepted RREEF's resignation at a meeting on September 23, 1999, and approved a new subadvisory agreement (the "New Subadvisory Agreement") with JPMIM. If the New Subadvisory Agreement is approved by shareholders, JPMIM will begin subadvising the fund on January 1, 2000.

   The terms of the New Subadvisory Agreement between the fund, JPMIM and ACIM are substantially the same as the terms of the Old Subadvisory Agreement. There are no material differences between the Old Subadvisory Agreement and the New Subadvisory Agreement. Under the New Subadvisory Agreement, JPMIM will supervise the fund's investments and conduct a continual program of investment evaluation and, if appropriate, sell and reinvest the fund's assets, on the same terms and conditions as RREEF did under the Old Subadvisory Agreement. The monthly fee payable by ACIM to JPMIM for such services will be at an annual rate computed at 0.425% of the fund's average daily net assets, the same fee paid under the Old Subadvisory Agreement. Actual fees paid to RREEF under the Old Subadvisory Agreement for the last fiscal year are set forth above. Such fees would have been the same had the New Subadvisory Agreement been in effect. The New Subadvisory Agreement appears as Appendix I to this proxy statement.

   The Investment Company Act generally requires that (i) a majority of the noninterested members of the Board of Directors of the fund approve the New Subadvisory Agreement and (ii) shareholders approve the New Subadvisory Agreement. After receiving RREEF's resignation letter and in accordance with the Investment Company Act, the Board of Directors of the fund met on September 23, 1999, to consider the New Subadvisory Agreement and to evaluate whether the terms of the New Subadvisory Agreement were in the best interests of the fund and its shareholders. At the meeting, JPMIM represented that it would provide investment subadvisory services in a manner consistent with its fiduciary duty to the fund. In coming to the decision to approve the New Subadvisory Agreement, the Board considered a number of factors, including the relative performance of RREEF and JPMIM, the history of asset growth of the fund and the additional distribution possibilities with JPMIM as the manager, and the investment styles of RREEF and JPMIM. After reviewing and discussing these


Proxy Statement                                                    Proposal 1  9


factors, the Board of Directors, including the noninterested Directors, unanimously approved the proposed New Subadvisory Agreement.

   Approval of the New Subadvisory Agreement requires the affirmative vote of
(i) 67% or more of the votes of the fund present at the meeting, so long as the holders of more than 50% of the fund's outstanding votes are present or represented by proxy; or (ii) more than 50% of the outstanding votes of the fund, whichever is less.

   THE DIRECTORS OF THE FUND UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE NEW SUBADVISORY AGREEMENT.


ADDITIONAL INFORMATION ABOUT JPMIM

   JPMIM is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("Morgan"), a Delaware corporation. JPMIM manages employee benefit funds of corporations, labor unions and state and local governments and other private institutional accounts. It manages one mutual fund with a similar investment objective, the WRL J.P. Morgan Real Estate Securities Portfolio, with assets of approximately $3,175,512 as of October 15, 1999. JPMIM receives a fee of 0.40% of net assets for its subadvisory services to this portfolio.

   The directors and principal executive officers of JPMIM and their principal occupations are listed below.

Name*                    Position with JPMIM and Principal Occupation
--------------------------------------------------------------------------------
Keith M. Schappert       President, Chairman, Director and Managing Director**

Jeff M. Garrity          Director and Managing Director**

Isabel H. Sloane         Director and Managing Director**

Kenneth W. Anderson      Director and Managing Director**

Gilbert Van Hassel       Director and Managing Director**

Hendrik Van Riel         Director and Managing Director**
28 King Street
London, England SW1Y 6XA

John W. Schmidlin        Director and Managing Director**

----------
*Unless otherwise noted, the address for each is 522 Fifth Avenue, New York, NY
   10036.

**Managing Director is an officer's title, and those who hold it are not necessarily directors of JPMIM.


10  Proposal 1                                     American Century Investments


   Morgan, through its subsidiary JPMAC Holdings Inc., owns approximately 47% of American Century Companies, ACIM's parent company. This ownership interest represents approximately 11% of the voting interest in American Century Companies. The fund occasionally uses Morgan's brokerage subsidiary, J.P. Morgan Securities Inc., as the broker for certain transactions. For the fiscal year ended March 31, 1999, the aggregate commission paid to J.P. Morgan Securities Inc. by the fund was $7,510, equal to 1.69% of the total commissions paid by the fund during that period.


Proxy Statement                                                 Proposal 1  11


                                  Proposal 2:
                             Approval Of Amendment
                          To Management Agreement With
                  American Century Investment Management, Inc.

   ACIM has served as the investment manager to the fund since its inception on June 13, 1997. The proposed amendment would lower the management fee schedule for each class of the fund. No other changes are being proposed. The current Management Agreement was last approved by shareholders of the fund on July 30, 1997. The Amendment to the Management Agreement appears as Appendix II to this proxy statement.

   The current management fee is 1.20% for Investor Class, 1.00% for Institutional Class and 0.95% for Advisor Class. At the Board of Directors meeting on September 23, 1999, the Board approved the Advisor's proposal to add a breakpoint to the management fee charged for each class of the fund. The new fee schedule would be as follows:

   Investor Class          1.20% first $100 million
                           1.15% over $100 million

   Institutional Class     1.00% first $100 million
                           0.95% over $100 million

   Advisor Class           0.95% first $100 million
                           0.90% over $100 million

   As of October 15, 1999, the Investor Class assets are $102,829,208.97, the Institutional class assets are $24,784,523.08 and the Advisor class assets are $3,828,494,24.

   Approval of the Amendment to the Management Agreement requires the affirmative vote of (i) 67% or more of the votes of each class of the fund present at the meeting, so long as the holders of more than 50% of each class's outstanding votes are present or represented by proxy, or (ii) more than 50% of the outstanding votes of each class of the fund, whichever is less.

   THE DIRECTORS OF THE FUND UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE MANAGEMENT AGREEMENT.


12  Proposal 2                                    American Century Investments


ADDITIONAL INFORMATION REGARDING ACIM

   ACIM is a wholly owned subsidiary of American Century Companies, Inc. ("ACC"), a financial services firm headquartered in Kansas City, Missouri. ACC's principal offices are located at 4500 Main Street, Kansas City, Missouri 64111. James E. Stowers, Jr., James E. Stowers III and William M. Lyons, President and Chief Operating Officer of ACC, constitute the Board of Directors of ACIM. Mr. Stowers, Jr., Chairman of the Board of the company and ACC, controls ACC by virtue of his control of a voting majority of its stock. Messrs. Stowers, Jr. and Stowers III are also directors of the fund.

   The aggregate amount of the fee paid by the fund to ACIM for the fiscal year ended March 31, 1999, was $1,700,814.90. If the proposed fee schedule had been in place, that amount would have been $1,680,860.47, approximately 1.2% less.


Proxy Statement                                                 Proposal 2  13


                                 Other Matters

OTHER BUSINESS TO BE BROUGHT BEFORE THE MEETING

   The Board of Directors knows of no other business to be brought before the meeting. However, if any other matters are properly brought before the meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

SUBMISSION OF SHAREHOLDER PROPOSALS

   The fund does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to Charles A. Etherington, Vice President, American Century Investments, P.O. Box 419200, Kansas City, Missouri 64141-6200.

NOTICE TO BANKS, BROKER-DEALERS, AND VOTING TRUSTEES AND THEIR NOMINEES

   Please advise the fund, in care of American Century Investments, P.O. Box 419200, Kansas City, Missouri 64141-6200, whether other people are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the proxy statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.

   October 27, 1999                 Charles A. Etherington
                                    Vice President


14  Other Matters                                 American Century Investments


                                   Appendix I
                                  Proposed New
                             Subadvisory Agreement

                        INVESTMENT SUBADVISORY AGREEMENT

     THIS INVESTMENT SUBADVISORY AGREEMENT ("Agreement") is made as of the 1st day of January, 2000, by and among AMERICAN CENTURY CAPITAL PORTFOLIOS, INC. ("ACCP"), a Maryland corporation acting on behalf of American Century Real Estate Fund (the "ACRE Fund"), a series of shares of ACCP, AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("ACIM"), a Delaware corporation, and J.P. MORGAN INVESTMENT MANAGEMENT INC. (the "Subadvisor"), a Delaware corporation.

     WITNESSETH:

     WHEREAS, ACCP is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended; and

     WHEREAS, ACIM and the Subadvisor are both investment advisors registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, ACCP has engaged ACIM to serve as the investment manager for the ACRE Fund pursuant to a Management Agreement dated May 8, 1997; and

     WHEREAS, ACCP and ACIM desire to engage the Subadvisor as a subadvisor for the ACRE Fund, and the Subadvisor desires to accept such engagement; and

     WHEREAS, the Boards of Directors of ACCP, ACIM and the Subadvisor have determined that it is advisable to enter into this Agreement.

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

1. INVESTMENT DESCRIPTION -- APPOINTMENT

     ACCP hereby appoints the Subadvisor to provide certain advisory services to the ACRE Fund in accordance with the ACRE Fund's Prospectus and Statement of Additional Information as in effect and as amended from time to time, in such manner and to such extent as may be approved by the Board of Directors of ACCP. ACCP agrees to provide the Subadvisor copies of all amendments to the ACRE Fund's


Proxy Statement                                                   Appendix I  15


     Prospectus and Statement of Additional Information on an ongoing basis. In consideration for the compensation set forth below, the Subadvisor accepts the appointment and agrees to furnish the services described herein.

2. SERVICES AS INVESTMENT SUBADVISOR

     (a) Subject to the general supervision of the Board of Directors of ACCP, and of ACIM, the Subadvisor will (i) act in conformity with the ACRE Fund's Prospectus and Statement of Additional Information, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code and all other applicable federal and state laws and regulations, as the same may from time to time be amended;
         (ii) make investment decisions for the ACRE Fund in accordance with the ACRE Fund's investment objective and policies as stated in the ACRE Fund's Prospectus and Statement of Additional Information and with such written guidelines as ACIM may from time to time provide to the Subadvisor; (iii) place purchase and sale orders on behalf of the ACRE Fund; and (iv) maintain books and records with respect to the securities transactions of the ACRE Fund and furnish ACCP's Board of Directors such periodic, regular and special reports as the Board may request.

     (b) In providing those services, the Subadvisor will supervise the ACRE Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the ACRE Fund's assets. In addition, the Subadvisor will furnish ACCP or ACIM whatever information, including statistical data, ACCP or ACIM may reasonably request with respect to the instruments that the ACRE Fund may hold or contemplate purchasing.

     (c) The Subadvisor will at all times comply with the policies adopted by ACCP's Board of Directors of which it has received written notice. If the Subadvisor believes that a change in any of such policies shall be advisable, it shall recommend such change to ACIM and the Board of Directors of ACCP. Any change to any such policies whether suggested by the Subadvisor or not shall be approved by ACCP's Board of Directors prior to the implementation of such change, and Subadvisor will be given reasonable notice of the anticipated change.

3. BROKERAGE

     (a) In executing transactions for the ACRE Fund and selecting brokers or dealers, the Subadvisor will seek to obtain the best net price and execution available and shall execute or direct the execu-


16  Appendix I                                     American Century Investments


         tion of all such transactions as permitted by law and in a manner that is consistent with its fiduciary obligations to the ACRE Fund and its other clients. In assessing the best net price and execution available for any ACRE Fund transaction, the Subadvisor will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. Consistent with this obligation, when the execution and net price offered by two or more brokers or dealers are comparable, the Subadvisor may, at its discretion, execute transactions with brokers and dealers who provide the ACRE Fund and/or other accounts over which the Subadvisor exercises investment discretion with research advice and other services, but in all instances best net price and execution shall control. The Subadvisor is authorized to place purchase and sale orders for the ACRE Fund with brokers and/or dealers subject to the supervision of ACIM and the Board of Directors of ACCP and in accordance with the limitations set forth in the registration statement for the ACRE Fund shares then in effect.

     (b) On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interest of the ACRE Fund as well as one or more of its other clients, the Subadvisor may to the extent permitted by applicable law, but shall not be obligated to, aggregate the securities to be sold or purchased with those of its other clients. In such event, allocation of the securities so purchased or sold will be made by the Subadvisor in a manner it considers to be equitable and consistent with its fiduciary obligations to ACCP and to such other clients. ACCP recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the ACRE Fund.

4. INFORMATION PROVIDED TO ACCP

     (a) The Subadvisor will keep ACCP and ACIM informed of developments materially affecting the ACRE Fund and will take initiative to furnish ACCP and ACIM on at least quarterly basis with whatever information the Subadvisor and ACIM believe is appropriate for this purpose. Such regular quarterly reports shall include information reasonably requested by ACCP's Board of Directors from time to time.

     (b) The Subadvisor will provide ACCP and ACIM with such investment records, ledgers, accounting and statistical data, and other information as ACCP and ACIM require for the preparation of


Proxy Statement                                                  Appendix I  17


         registration statements, periodic and other reports and other documents required by federal and state laws and regulations, and particularly as may be required for the periodic review, renewal, amendment or termination of this Agreement, and such additional documents and information as ACCP and ACIM may reasonably request for the management of their affairs. The Subadvisor understands that the ACRE Fund and ACIM will rely on such information in the preparation of ACCP's registration statement, the ACRE Fund's financial statements, and any such reports, and hereby covenants that any such information derived from the investment records, ledgers and accounting records maintained by the Subadvisor shall be true and complete in all material respects.

     (c) At the request of the Board of Directors, a representative of the Subadvisor shall attend meetings of the Board of Directors to make a presentation on the ACRE Fund's performance and such other matters as the Board of Directors, the Subadvisor and ACIM believe is appropriate.

     (d) The Subadvisor shall furnish to regulatory authorities any information or reports in connection with such services as may be lawfully requested. The Subadvisor shall also, at ACCP's request, certify to ACCP's independent auditors that sales or purchases aggregated with those of other clients of the Subadvisor, as described in Section 3 above, were allocated in a manner it considers to be equitable.

     (e) In compliance with the requirements of the Investment Company Act, the Subadvisor hereby agrees that all records that it maintains for the ACRE Fund are the property of ACCP and further agrees to surrender to ACCP promptly upon ACCP's request any of such records. In addition, the Subadvisor agrees to cooperate with ACCP and ACIM when either of them is being examined by any regulatory authorities, and specifically agrees to promptly comply with any request by such authorities to provide information or records. The Subadvisor further agrees to preserve for the periods of time prescribed by the Investment Company Act of 1940 and the Investment Advisers Act of
         1940 the records required to be maintained thereunder.

     (f) The Subadvisor will vote the ACRE Fund's investment securities in the manner in which the Subadvisor believes to be in the best interests of the ACRE Fund, and shall review its proxy voting activities on a periodic basis with the Board of Directors.


18  Appendix I                                     American Century Investments


5. FUTURES AND OPTIONS

     The Subadvisor's investment authority shall include the authority to purchase, sell, cover open positions, and generally to deal in financial futures contracts and options thereon. The Subadvisor will (a) open and maintain brokerage accounts for financial futures and options (such accounts hereinafter referred to as "Brokerage Accounts") on behalf of and in the name of the ACRE Fund, and (b) execute, for and on behalf of the Brokerage Accounts, standard customer agreements with a broker or brokers. The Subadvisor may, using such of the securities and other property in the Brokerage Accounts as the Subadvisor deems necessary or desirable, direct the custodian to deposit on behalf of the ACRE Fund, original and maintenance brokerage deposits and other direct payments of cash, cash equivalents, and securities and other property into such Brokerage Accounts and to such brokers as the Subadvisor deems appropriate. The ACRE Fund represents and warrants that it is a "qualified eligible client" within the meaning of the CFTC Regulations Section 4.7 and, as such, consents to treat the ACRE Fund in accordance with the exemption contained in CFTC Regulations Section 4.7(b).

     PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION ("CFTC") IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE CLIENTS, THIS DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE CFTC. THE CFTC DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF THE COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE CFTC HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS DOCUMENT.

6. CONFIDENTIALITY

     The parties to this Agreement agree that each shall treat as confidential all information provided by a party to the others regarding such party's business and operations, including without limitation the investment activities, holdings, or identities of shareholders of the ACRE Fund. All confidential information provided by a party hereto shall be used by any other parties hereto solely for the purposes of rendering services pursuant to this Agreement and, except as may be required in carrying out the terms of this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or which thereafter becomes publicly available other than in contravention of this paragraph. The foregoing also shall not apply to any information which is required to be disclosed by any regulatory


Proxy Statement                                                  Appendix I  19


     authority in the lawful and appropriate exercise of its jurisdiction over a party, by any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation; provided, however, that the disclosing party shall provide reasonable notice to the other parties hereto prior to any such disclosure.

7. LIABILITY AND INDEMNIFICATION

     (a) The Subadvisor shall be responsible for the exercise of reasonable care in carrying out its responsibilities hereunder; provided, however, that no provision of this Agreement be construed to protect any trustee, director, officer, agent or employee of the Subadvisor or an affiliate from liability by reason of gross negligence, willful malfeasance, bad faith in the performance of such person's duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Notwithstanding any other provision of this Agreement, no party shall be liable for any actions or omissions taken or made pursuant to this Agreement unless such actions or omissions result from gross negligence, willful malfeasance, or bad faith in the performance of such party's duties or by reason of reckless disregard of obligations and duties hereunder.

     (b) ACIM agrees to indemnify and hold harmless the Subadvisor and its officers, directors, employees, agents, affiliates and each person, if any, who controls the Subadvisor within the meaning of the Securities Act of 1933 (collectively, the "Indemnified Parties" for purposes of this Section 7(b)) against any losses, claims, expenses, damages or liabilities (including amounts paid in settlement thereof) or litigation expenses (including legal and other expenses) (collectively, "Losses"), to which the Indemnified Parties may become subject, insofar as such Losses result from gross negligence, willful malfeasance or bad faith in the performance by ACCP or ACIM of its respective duties hereunder or reckless disregard by ACCP or ACIM of its respective duties hereunder. ACIM will reimburse any legal or other expenses reasonably incurred by the Indemnified Parties in connection with investigating or defending any such Losses. ACIM shall not be liable for indemnification hereunder if such Losses are attributable to the gross negligence, willful malfeasance or bad faith of the Subadvisor in performing its obligations under this Agreement. ACIM shall not be liable for special, consequential or incidental damages.

     (c) The Subadvisor agrees to indemnify and hold harmless ACIM and ACCP, and their respective officers, directors, employees, agents,


20  Appendix I                                   American Century Investments


         affiliates and each person, if any, who controls ACIM or ACCP within the meaning of the Securities Act of 1933 (collectively, the "Indemnified Parties" for purposes of this Section 7(c)) against any Losses to which the Indemnified Parties may become subject, insofar as such Losses result from gross negligence, willful malfeasance, or bad faith in performance by the Subadvisor or its affiliates of their duties hereunder or reckless disregard by the Subadvisor or its affiliates of their duties hereunder. The Subadvisor will reimburse any legal or other expenses reasonably incurred by the Indemnified Parties in connection with investigating or defending any such Losses. The Subadvisor shall not be liable for indemnification hereunder if such Losses are attributable to the gross negligence, willful malfeasance or bad faith of ACIM or ACCP in performing their obligations under this Agreement. The Subadvisor shall not be liable for special, consequential or incidental damages.

     (d) Promptly after receipt by an indemnified party hereunder of notice of the commencement of action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 7, except to the extent the indemnifying party shall have been prejudiced thereby. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish to, assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

     (e) If the indemnifying party assumes the defense of any such action, the indemnifying party shall not, without the prior written consent of the indemnified parties in such action, settle or compromise the liability of the indemnified parties in such action, or permit a default or consent to the entry of any judgment in respect thereof, unless in connection with such settlement, compromise or consent, each indemnified party receives from such claimant an unconditional release from all liability in respect of such claim.


Proxy Statement                                                Appendix I  21


8. COMPENSATION

     (a) In consideration of the services rendered pursuant to this Agreement, ACIM will pay the Subadvisor a per annum management fee (the "Applicable Fee") as follows:

                  Name of Series                      Applicable Fee
         --------------------------------------------------------------------
         American Century Real Estate Fund                0.425%

     (b) On the first business day of each month, ACIM shall pay the Subadvisor the Applicable Fee for the previous month. The fee for the previous month shall be calculated by multiplying the Applicable Fee for the ACRE Fund by the aggregate average daily closing value of the net assets of all classes of the ACRE Fund during the previous month, and further multiplying that product by a fraction, the numerator of which shall be the number of days in the previous month, and the denominator of which shall be 365 (366 in leap years).

     (c) In the event that the Board of Directors of ACCP shall determine to issue any additional series of shares for which it is proposed that the Subadvisor serve as investment manager, and for which the Subadvisor desires to so serve, ACCP, ACIM and the Subadvisor shall enter into an Addendum to this Agreement setting forth the name of the series, the Applicable Fee and such other terms and conditions as are applicable to the management of such series of shares.

     (d) The Subadvisor shall have no right to obtain compensation directly from the ACRE Fund or ACCP for services provided hereunder and agrees to look solely to ACIM for payment of fees due. Upon termination of this Agreement before the end of a month, or in the event the Agreement begins after the beginning of the month, the fee for that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

9. EXPENSES

     The Subadvisor will bear all of its expenses in connection with the performance of its services under this Agreement, which expenses shall not include brokerage fees or commissions in connection with the execution of securities transactions.

10. SERVICES TO OTHER COMPANIES OR ACCOUNTS

     ACCP understands that the Subadvisor or its affiliates now acts and will continue to act as investment advisor to other clients and ACCP has no


22  Appendix I                                     American Century Investments


     objection to the Subadvisor so acting. In addition, ACCP understands that the persons employed by the Subadvisor to assist in the performance of the Subadvisor's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Subadvisor or any affiliate of the Subadvisor to engage in and devote time and attention to other business or to render services of whatever kind or nature. Further, from time to time, the Subadvisor may refer or introduce certain institutional investors and existing clients of the Subadvisor and its affiliates to ACCP. ACCP understands that nothing herein shall be deemed to limit or restrict the right of the Subadvisor, in the event the Subadvisor's clients purchase shares of ACCP, to subsequently suggest or induce such clients to redeem such shares and open a separate advisory account with the Subadvisor.

11. TERMS OF AGREEMENT

     This Agreement shall become effective as of the date first written above and shall continue until July 31, 2001, and thereafter so long as such continuance is specifically approved at least annually by (i) the Board of Directors of ACCP or (ii) a vote of a majority of the fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement, by a vote cast at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty on 60 days' written notice by (i) the Board of Directors of ACCP, (ii) by vote of holders of a majority of the ACRE Fund's shares, (iii) by ACIM, or (iv) by the Subadvisor, and will terminate automatically upon any termination of the investment management agreement between ACCP and ACIM. This Agreement will terminate automatically in the event of its assignment. The Subadvisor agrees to notify ACCP of any circumstances that might result in this Agreement being deemed to be assigned.

12. REPRESENTATIONS OF ACIM, THE SUBADVISOR AND ACCP

     (a) ACIM and the Subadvisor each hereby represents that it is registered as an investment advisor under the Investment Advisers Act of 1940, that it will use its reasonable best efforts to maintain such registration, and that it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated. ACIM and the Subadvisor each further represents that it is registered under the


Proxy Statement                                                  Appendix I  23


         laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

     (b) ACCP and ACIM represent and warrant that (i) the appointment of the Subadvisor has been duly authorized; and (ii) each of them has full power and authority to execute and deliver this Agreement and to perform the services contemplated hereunder, and such execution, delivery and performance will not cause either to be in violation of its Articles of Incorporation, Bylaws, or any material laws.

     (c) The Subadvisor represents and warrants that (i) its service as subadvisor hereunder has been duly authorized; (ii) it has full power and authority to execute and deliver this Agreement and to perform the services contemplated hereunder, and such execution, delivery and performance will not cause it to be in violation of its organizational documents, its Bylaws or material laws; (iii) it will at all times in the performance of its duties hereunder act in conformity with the provisions of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code and all other applicable federal and state laws and regulations, as the same may be amended from time to time; and (iv) it has all controls necessary to perform its obligations under and comply with the representations and warranties it made in this Agreement.

13. AMENDMENT OF THIS AGREEMENT

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

14. LIMITATION OF LIABILITY

     This Agreement has been executed on behalf of ACCP by the undersigned officer of ACCP solely in his capacity as an officer of ACCP.

15. ENTIRE AGREEMENT

     This Agreement constitutes the entire agreement between the parties hereto on the subject matter described herein.

16. INDEPENDENT CONTRACTOR

     In the performance of its duties hereunder, the Subadvisor is and shall be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent ACCP or ACIM in any way, or otherwise be deemed to be an agent of ACCP or ACIM.


24  Appendix I                                    American Century Investments


17. SEVERABILITY

     If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or similar authority, the remainder of this Agreement shall not be affected thereby.

18. NOTICES

     All notices and other communications hereunder shall be given or made in writing and shall be delivered personally, or sent by telex, telecopy, express delivery or registered or certified mail, postage prepaid, return receipt requested, to the party or parties to whom they are directed at the following addresses, or at such other addresses as may be designated by notice from such party to all other parties.

     TO THE SUBADVISOR:

     J.P. Morgan Investment Management Inc.
     522 Fifth Avenue
     New York, New York 10036
     Attention: Diane Minardi

     TO ACCP OR ACIM:

     American Century Investments
     4500 Main Street
     Kansas City, Missouri 64111
     Attention: General Counsel

     Any notice, demand or other communication given in a manner prescribed in this Section shall be deemed to have been delivered on receipt.

19. DISCLOSURE

     Neither ACCP nor ACIM shall, without the prior written consent of the Subadvisor, make representations regarding or reference the Subadvisor or any affiliates in any disclosure document, advertisement, sales literature or other promotional materials; provided, however, the Subadvisor need not review or consent to any reference to its name only or any language that it has previously approved for use in another document.


Proxy Statement                                                  Appendix I  25


     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below on the day and year first written above.

     J.P. MORGAN INVESTMENT MANAGEMENT INC.

     By:___________________________________
     Name:
     Title:

     AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

     By:___________________________________
     Name:
     Title:

     AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

     By:___________________________________
     Name:
     Title:


26  Appendix I                                    American Century Investments


                                  Appendix II
                               Proposed Amendment
                            To Management Agreement

                     AMENDMENT NO. 1 TO MANAGEMENT AGREEMENT

     THIS AMENDMENT NO. 1 TO MANAGEMENT AGREEMENT ("Amendment") is made as of the 1st day of January, 2000, by and between AMERICAN CENTURY CAPITAL PORTFOLIOS, INC., a Maryland corporation (hereinafter called the "Corporation"), and AMERICAN CENTURY INVESTMENT MANAGEMENT, INC., a Delaware corporation (hereinafter called the "Investment Manager").

     WHEREAS, the Corporation and the Investment Manager are parties to that certain Management Agreement dated August 1, 1997 ("Agreement"); and

     WHEREAS, the parties hereto desire to enter into this Amendment to revise the amount of compensation paid to the Investment Manager for one series of shares.

     NOW, THEREFORE, IN CONSIDERATION of the mutual promises and agreements herein contained, the parties agree as follows:

1. AMENDMENT OF MANAGEMENT FEES

     Section 6 of the Agreement is hereby amended by deleting the fees shown for American Century Real Estate Fund and replacing them as follows:

        Name of Series         Name of Class           Applicable Fee Rate
--------------------------------------------------------------------------------
        American Century       Investor Class          1.20% first $100 million
        Real Estate Fund                               1.15% over $100 million

                               Institutional Class     1.00% first $100 million
                                                       0.95% over $100 million

                               Advisor Class           0.95% first $100 million
                                                       0.90% over $100 million

2. CONTINUATION OF AGREEMENT

     The Agreement shall continue in effect with respect to the American Century Real Estate Fund, unless sooner terminated as hereinafter provided, until July 31, 2001, and for as long thereafter as its continuance is specifically approved at least annually (a) by the Board of Directors of the Corporation or by the vote of a majority of the outstanding class of voting securities of each series and (b) by the vote


Proxy Statement                                                 Appendix II  27


     of a majority of the Directors of the Corporation, who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

3. RATIFICATION AND CONFIRMATION OF AGREEMENT

     In the event of a conflict between the terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the Agreement shall be interpreted on that basis. To the extent the provisions of the Agreement have not been amended by this Amendment, the parties hereby confirm and ratify the Agreement.

4. FULL FORCE AND EFFECT

     Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and shall continue to be in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.

     AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

     By:___________________________________
     Name:
     Title:

     Attest:_______________________________
     Name:
     Title:

     AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

     By:___________________________________
     Name:
     Title:

     Attest:_______________________________
     Name:
     Title:


28  Appendix II                                   American Century Investments


[back cover]

9910
SH-BKT-18186

[recycled logo]
   Recycled

                        [american century logo (reg.sm)]
                                    American
                                    Century

                AMERICAN CENTURY REAL ESTATE FUND - ADVISOR CLASS
             (A series of American Century Capital Portfolios, Inc.)

                                                [american century logo (reg.sm)]
                                                                        American
                                                                         Century

SPECIAL MEETING OF SHAREHOLDERS, DECEMBER 17, 1999
This proxy is solicited on behalf of the Board of Directors of American Century Capital Portfolios, Inc. and relates to proposals which apply to the American Century Real Estate Fund. By signing below, I (we) appoint as proxies David C. Tucker, David H. Reinmiller and Janet A. Nash and each of them (with power of substitution) to vote for the undersigned all shares of common stock I own in the fund. The authority I am (we are) granting applies to the above-referenced meeting and any adjournments of that meeting, with all the power I (we) would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company or the series or class, as applicable.

YOUR VOTE IS IMPORTANT. Please date and sign this proxy below and either return in the enclosed envelope to: American Century Investments, c/o Proxy Tabulator, P.O. Box 9043, Smithtown, NY 11787-9840 or fax both sides to 1-888-796-9932. If you prefer, you can vote online at https://vote.proxy-direct.com. This proxy will not be voted unless it is dated and signed exactly as instructed on this card.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com
                                               CONTROL NUMBER: 999 9999 9999 999

                              If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated_for example: "ABC Corp., John Doe, Treasurer."

                                ________________________________________________
                                Signature

                                ________________________________________________
                                Signature of joint owner, if any

                                __________________________________________, 1999
                                Date                                      10176A



[BACK]
                        AMERICAN CENTURY REAL ESTATE FUND

Please  indicate  your vote by  marking  the  appropriate  box  below.  Example:
[X]. The Board of Directors recommends a vote "FOR" each proposal.

1. Approval  of  Subadvisory   Agreement     FOR         AGAINST         ABSTAIN
   with    J.P.    Morgan     Investment     [ ]           [ ]             [ ]
   Management Inc.

2. Approval of Amendment  to  Management     [ ]           [ ]             [ ]
   Agreement   with   American   Century
   Investment Management, Inc.


                                    IMPORTANT
             PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING
                                                                        10176A-C

[front]
               AMERICAN CENTURY REAL ESTATE FUND - INVESTOR CLASS
             (A series of American Century Capital Portfolios, Inc.)

                                                [american century logo (reg.sm)]
                                                                        American
                                                                         Century

SPECIAL MEETING OF SHAREHOLDERS, DECEMBER 17, 1999
This proxy is solicited on behalf of the Board of Directors of American Century Capital Portfolios, Inc. and relates to proposals which apply to the American Century Real Estate Fund. By signing below, I (we) appoint as proxies David C. Tucker, David H. Reinmiller and Janet A. Nash and each of them (with power of substitution) to vote for the undersigned all shares of common stock I own in the fund. The authority I am (we are) granting applies to the above-referenced meeting and any adjournments of that meeting, with all the power I (we) would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company or the series or class, as applicable.

YOUR VOTE IS IMPORTANT. Please date and sign this proxy below and either return in the enclosed envelope to: American Century Investments, c/o Proxy Tabulator, P.O. Box 9043, Smithtown, NY 11787-9840 or fax both sides to 1-888-796-9932. If you prefer, you can vote online at https://vote.proxy-direct.com. This proxy will not be voted unless it is dated and signed exactly as instructed on this card.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com
                                               CONTROL NUMBER: 999 9999 9999 999

                              If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated_for example: "ABC Corp., John Doe, Treasurer."

                                ________________________________________________
                                Signature

                                ________________________________________________
                                Signature of joint owner, if any

                                __________________________________________, 1999
                                Date                                      10176B



[BACK]
                        AMERICAN CENTURY REAL ESTATE FUND

Please  indicate  your vote by  marking  the  appropriate  box  below.  Example:
[X]. The Board of Directors recommends a vote "FOR" each proposal.

1. Approval  of  Subadvisory   Agreement     FOR         AGAINST         ABSTAIN
   with    J.P.    Morgan     Investment     [ ]           [ ]             [ ]
   Management Inc.

2. Approval of Amendment  to  Management     [ ]           [ ]             [ ]
   Agreement   with   American   Century
   Investment Management, Inc.


                                    IMPORTANT
             PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING
                                                                        10176A-C

             AMERICAN CENTURY REAL ESTATE FUND - INSTITUTIONAL CLASS (A series of American Century Capital Portfolios, Inc.)

                                                [american century logo (reg.sm)]
                                                                        American
                                                                         Century

SPECIAL MEETING OF SHAREHOLDERS, DECEMBER 17, 1999
This proxy is solicited on behalf of the Board of Directors of American Century Capital Portfolios, Inc. and relates to proposals which apply to the American Century Real Estate Fund. By signing below, I (we) appoint as proxies David C. Tucker, David H. Reinmiller and Janet A. Nash and each of them (with power of substitution) to vote for the undersigned all shares of common stock I own in the fund. The authority I am (we are) granting applies to the above-referenced meeting and any adjournments of that meeting, with all the power I (we) would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company or the series or class, as applicable.

YOUR VOTE IS IMPORTANT. Please date and sign this proxy below and either return in the enclosed envelope to: American Century Investments, c/o Proxy Tabulator, P.O. Box 9043, Smithtown, NY 11787-9840 or fax both sides to 1-888-796-9932. If you prefer, you can vote online at https://vote.proxy-direct.com. This proxy will not be voted unless it is dated and signed exactly as instructed on this card.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com
                                               CONTROL NUMBER: 999 9999 9999 999

                              If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated_for example: "ABC Corp., John Doe, Treasurer."

                                ________________________________________________
                                Signature

                                ________________________________________________
                                Signature of joint owner, if any

                                __________________________________________, 1999
                                Date                                      10176C



[BACK]
                        AMERICAN CENTURY REAL ESTATE FUND

Please  indicate  your vote by  marking  the  appropriate  box  below.  Example:
[X]. The Board of Directors recommends a vote "FOR" each proposal.

1. Approval  of  Subadvisory   Agreement     FOR         AGAINST         ABSTAIN
   with    J.P.    Morgan     Investment     [ ]           [ ]             [ ]
   Management Inc.

2. Approval of Amendment  to  Management     [ ]           [ ]             [ ]
   Agreement   with   American   Century
   Investment Management, Inc.


                                    IMPORTANT
             PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING
                                                                        10176A-C